UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2008

CAPITALSOUTH BANCORP
(Exact name of Registrant as specified in its charter)

Delaware	000-51660	63-1026645
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2340 Woodcrest Place, Birmingham, Alabama 35209
(Address of principal executive offices)

(205) 870-1939
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS

(b) Effective October 27, 2008, Charles McPherson, Sr., age 66, retired as a director of CapitalSouth Bancorp and CapitalSouth Bank.  Mr. McPherson was a member of the Audit, Nomination and Compensation Committees of the board of directors of CapitalSouth Bancorp at the time of his retirement, and he was in the director class whose term expires at the 2010 Annual Meeting of Shareholders.  Mr. McPherson’s retirement was not a result of any disagreement with CapitalSouth Bancorp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITALSOUTH BANCORP

Date:	October 30, 2008	By:	/s/	Carol Marsh
Carol Marsh
Chief Financial Officer